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                                                                  EXHIBIT 10.12


THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH NOR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES REGULATORY AUTHORITY, NOR HAS ANY SUCH AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT OR THE MERITS OF THIS OFFERING. NO TRANSFER OF ANY SECURITIES OFFERED HEREBY SHALL BE PERMITTED UNTIL THE TRANSFEROR SHALL HAVE COMPLIED WITH ALL RESTRICTIONS ON TRANSFER SET FORTH HEREIN AND SUCH SECURITIES HAVE BEEN REGISTERED UNDER SUCH ACTS OR UNTIL THE COMPANY SHALL HAVE RECEIVED A FAVORABLE OPINION FROM LEGAL COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER SUCH ACTS. ANY REPRESENTATION CONTRARY TO THE ABOVE IS UNLAWFUL.


                             SUBSCRIPTION AGREEMENT

Newfield Exploration Company
363 N. Sam Houston Pkwy E, Suite 2020
Houston, Texas  77060

Ladies and Gentlemen:

       The undersigned (the "Undersigned") understands that Newfield Exploration Company, a Delaware corporation (the "Company"), is offering for sale (the "Offering") to the Undersigned a number of shares of common stock, par value $.01 per share ("Common Stock"), of the Company as determined pursuant to Section 1 below. The Undersigned further understands that the Offering is being made without registration of the Shares (as defined below) under the Securities Act of 1933, as amended (the "Securities Act").

       1. Purchase and Sale. Subject to the terms and conditions hereof, the Undersigned hereby irrevocably subscribes for and agrees to purchase from the Company that number of shares of Common Stock (the "Shares") equal to $5,396,782 divided by the Average Trading Price (as defined below), rounded down to the next whole share, for a purchase price per share equal to the Average Trading Price. "Average Trading Price" means the average of the closing sales price of the Common Stock, rounded to four decimal places, as reported under "NYSE Composite Transaction Reports" in The Wall Street Journal for each of the 20 consecutive Trading Days immediately preceding the Closing Date (as defined in that certain Asset Purchase Agreement (the "Asset Purchase Agreement") among Newfield Offshore Inc., a Bahamian company and wholly owned subsidiary of the Company, Huffco International, L.L.C. and Huffco Turkey, Inc. dated May 12, 1997). "Trading Day" shall mean a day on which the New York Stock Exchange, Inc. (the "NYSE") is open for the transaction of business. The aggregate of such consideration to be
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paid for the Shares is referred to in this Agreement as the "Purchase Price."
The Undersigned agrees to deliver the Purchase Price to the Company immediately available funds within one business day following the Closing Date (the date on which such delivery occurs is hereinafter referred to as the "Subscription Closing Date"). Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to the Undersigned the Shares for an aggregate consideration equal to the Purchase Price. The Company will deliver certificates evidencing the Shares to the Undersigned promptly after the tendering by the Undersigned of the Purchase Price.

       2. Representations, Warranties and Covenants of the Company. The Company represents and warrants to and covenants with the Undersigned as follows:

              (a) The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets.

              (b) The Company has duly authorized the issuance and sale of the Shares for an aggregate consideration equal to the Purchase Price and, without limiting the generality of the foregoing, the Board of Directors of the Company has specifically approved such issuance and sale for purposes of, and such sale is intended to comply with the provisions of, Rule 16b-3(d)(1) under the Exchange Act (as hereinafter defined herein).

              (c) The Shares, when issued and paid for in accordance with the terms of this Subscription Agreement, will represent validly authorized, duly issued and fully paid and non-assessable shares of Common Stock of the Company, and the issuance of the Shares will not conflict with the certificate of incorporation or the bylaws of the Company.

              (d) As of their respective dates, the SEC Documents (as hereinafter defined) complied in all material respects with the requirements of the Exchange Act, and the rules and regulations of the SEC thereunder applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Since the date of the latest of the SEC Documents, there has been no change in the financial condition, properties, assets, liabilities, business or operations of the Company or any of its subsidiaries, which change by itself or in conjunction with all other such changes, whether or not arising in the ordinary course of business, would or could reasonably be expected to be materially adverse to the assets, business, prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole.

       3. Representations, Warranties and Covenants of the Undersigned. The Undersigned hereby represents and warrants to and covenants with the Company and to each officer, director and agent of the Company as follows:


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              (a)    General.

                     (i) The Undersigned has all requisite authority to enter into this Subscription Agreement and to perform all the obligations required to be performed by the Undersigned hereunder.

                     (ii) The Undersigned is the sole party in interest and is not acquiring the Shares as an agent or otherwise for any other person. The Undersigned is a resident of the State of Texas.

              (b)    Information Concerning the Company

                     (i) The Undersigned is familiar with the business and financial condition, properties, operations and prospects of the Company, and has been afforded the opportunity to ask questions of, and has received satisfactory answers from, the Company's officers, or other persons acting on the Company's behalf, concerning the business and financial condition, properties, operations and prospects of the Company and concerning the terms and conditions of the Offering.

                     (ii) The Undersigned understands that, unless the Undersigned notifies the Company in writing to the contrary before the Subscription Closing Date, all the representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Subscription Closing Date, taking into account all information received by the Undersigned.

                     (iii) The Undersigned understands that the purchase of the Shares involves various risks and that no assurance can be given as to the future value of any investment in the Shares or the future financial condition or results of operations of the Company.

                     (iv) The Undersigned has received and had an opportunity to review the Company's Annual Report on Form 10-K for the year ended December 31, 1996 and Quarterly Report on Form 10-Q for quarterly period ended March 31, 1997, and the documents incorporated therein by reference (collectively, the "SEC Documents").

                     (v) All documents, records and books pertaining to a proposed investment in the Shares that the Undersigned has requested have been made available to the Undersigned.

                     (vi) The Undersigned is relying solely on the information described herein and the answers to questions with respect thereto furnished to the


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              Undersigned by the Company.  No representations or warranties have been made to the Undersigned by the Company as to the tax consequences of this investment or as to profits, losses or cash flow which may be received or sustained as a result of this investment.

              (c)    Status of the Undersigned.

                     (i) The Undersigned has had the opportunity to consult with the Undersigned's own attorney and accountant regarding the Undersigned's investment in the Shares and their suitability for purchase by the Undersigned, and to the extent necessary, the Undersigned has retained, at the Undersigned's own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits, risks and consequences of this Subscription Agreement and of purchasing and owning the Shares.

                     (ii)   The Undersigned represents that the Undersigned is:

                            (A) a natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1,000,000 (including the value of homes, home furnishings and personal automobiles);

                            (B) a natural person who had individual income in excess of $200,000 in each of the last two years or joint income with his or her spouse in excess of $300,000 in each of the last two years and who reasonably expects to reach the same level of individual or joint income this year. For purposes of the Offering, individual income shall equal adjusted gross income, as reported in the Undersigned's federal income tax return, less any income attributable to a spouse or to property owned by the spouse, and as may be further adjusted in accordance with the rules, regulations and releases of the Securities and Exchange Commission (the "SEC"); or

                            (C) has appointed a "purchaser representative" (as defined in Section 501 of Regulation D under the Securities Act) and, jointly with such purchaser representative, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.

                     (iii) The Undersigned agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with the purchase and sale of the Shares.


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               (d)    Restrictions on Transfer or Sale of Shares.

                     (i) The Undersigned is acquiring the Shares subscribed for solely for the Undersigned's own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Shares. The Undersigned understands that the offer and sale of the Shares has not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof that depend in part upon the investment intent of the Undersigned and the other representations made by the Undersigned in this Subscription Agreement. The Undersigned understands that the Company is relying upon the representations, covenants and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

                     (ii) The Undersigned understands that the Shares are "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the SEC provide in substance that the Undersigned may dispose of the Shares only pursuant to an effective registration statement under the Securities Act or an exemption therefrom.

                     (iii) The Undersigned agrees: (A) that the Undersigned will not sell, assign, pledge, give, transfer or otherwise dispose of the Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Shares under the Securities Act and all applicable state securities laws or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable state securities laws; (B) that the Company and any transfer agent for the Shares shall not be required to give effect to any purported transfer of any of the Shares except upon compliance with the foregoing restrictions and the receipt of a favorable opinion of counsel satisfactory to the Company or evidence satisfactory to the Company that such restrictions have been complied with; and (C) that a legend in substantially the following form will be placed on the certificates representing the Shares:

              THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE COMPANY WILL NOT TRANSFER SUCH SECURITIES EXCEPT UPON RECEIPT OF A FAVORABLE OPINION OF COUNSEL AND/OR EVIDENCE SATISFACTORY TO THE COMPANY THAT THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH OR THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE STATE SECURITIES LAWS.


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                            (iv)   The Undersigned has not offered or sold any
                     portion of the subscribed for Shares and has no present intention of dividing such Shares with others or of reselling or otherwise disposing of any portion of such Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

       4. Survival; Indemnification. All representations, warranties and covenants contained in this Subscription Agreement and the indemnification contained in this Section 4 shall survive (i) the acceptance of this Subscription Agreement by the Company, (ii) changes in the transactions, documents and instruments described herein that are not material or that are to the benefit of the Undersigned, and (iii) the death or disability of the Undersigned. The Undersigned acknowledges the meaning and legal consequences of the representations, warranties and covenants in Section 3 hereof and that the Company has relied upon such representations, warranties and covenants in determining the Undersigned's qualification and suitability to purchase the Shares. Both parties hereby agree to indemnify, defend and hold harmless the other party and their respective officers, directors, employees, agents and controlling persons, from and against any and all losses, claims, damages, liabilities, expenses (including attorneys' fees and disbursements), judgments or amounts paid in settlement of actions arising out of or resulting from the untruth of any representation of such party herein or the breach of any warranty or covenant herein by such party. Notwithstanding the foregoing, however, no representation, warranty, covenant or acknowledgment made herein by the Undersigned shall in any manner be deemed to constitute a waiver of any rights granted to it under the Securities Act or state securities laws.

       5.     Conditions to Obligations of the Undersigned and the Company.
The obligations of the Undersigned to purchase and pay for the Shares and of the Company to sell such Shares are subject to the conditions that (i) the representations and warranties of the Company contained in Section 2 hereof and of the Undersigned contained in Section 3 hereof shall be true and correct on and as of the Subscription Closing Date in all respects with the same effect as though such representations and warranties had been made on and as of the Subscription Closing Date and (ii) consummation of the Acquisition (as defined in the Asset Purchase Agreement).

       6.     Registration of Resales.

              (a) As soon as practicable, but in any event within 60 days following the Subscription Closing Date, the Company shall prepare and file with the SEC a "shelf" registration statement (the "Registration Statement") pursuant to Rule 415 under the Securities Act on Form S-3 or other form deemed appropriate by the Company covering the resale of the Shares by the Undersigned and use all reasonable efforts to cause the Registration Statement to become effective as soon as practicable thereafter. The Company also shall cooperate and assist in any filings required to be made with the NYSE so as to cause the Registration Statement to become effective. The Company also shall, as promptly as practicable, prepare and file with the SEC such amendments and supplements

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       to the Registration Statement and any prospectus used in connection with the Registration Statement, and use its best efforts to cause each such amendment to become effective, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the Shares; provided, that at least seven days before filing the Registration Statement or prospectus, or any amendments or supplements thereto, the Company will furnish to the counsel selected by the Undersigned and identified to the Company in writing (and reasonably acceptable to the Company) ("Undersigned's Counsel"), copies of all documents proposed to be filed, which documents will be subject to the review of Undersigned's Counsel. Until written notice by the Undersigned to the Company to the contrary, Undersigned's Counsel shall be Baker & Botts, L.L.P. The Company will not include in the Registration Statement information concerning or relating to the Undersigned to which the Undersigned shall reasonably object (unless the inclusion of such information is, in the reasonable judgment of the Company, required by applicable law or the regulations of any securities exchange to which the Company may be subject). The Company shall:

                     (i) furnish without charge to the Undersigned such number of copies of the Registration Statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in the Registration Statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as the Undersigned may reasonably request in order to facilitate the disposition of the Shares by the Undersigned, including, without limitation, all documents incorporated by reference therein;

                     (ii) use all reasonable efforts to register or qualify the Shares covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Undersigned shall reasonably request, and do any and all other acts and things that may be reasonably necessary or advisable to enable the Undersigned to consummate the disposition in such jurisdictions of the Shares, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (ii), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                     (iii) use all reasonable efforts to cause the Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Undersigned to consummate the disposition of the Shares;

                     (iv) promptly notify the Undersigned, after becoming aware thereof, (A) when the Registration Statement or any related prospectus or any amendment


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              or supplement has been filed, and, with respect to the
              Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the SEC for amendments or supplements to the Registration Statement or the related prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, or (E) the happening of any event which makes the Registration Statement or any post-effective amendment thereto, related prospectus or any amendment or supplement thereto, or any document incorporated therein by reference, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in the light of the circumstances under which they were made) not misleading;

                     (v) use all reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto;

                     (vi) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than fifteen months) after the effective date of the Registration Statement, an earnings statement that shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

                     (vii) use all reasonable efforts to list the Shares on any securities exchange on which the Common Stock is then listed;

                     (viii) make available at reasonable times for inspection
              by the Undersigned and by any attorney, accountant or other agent retained by the Undersigned all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by the Undersigned or any attorney, accountant or agent retained by the Undersigned in connection with the Registration Statement; and

                     (ix) permit the Undersigned, acting reasonably, to specify the manner in which the Shares shall be sold or distributed, and cause the prospectus to state, if so specified by the Undersigned and to the extent permitted by applicable law, that among the methods of disposition included in the Undersigned's plan of distribution, sales may be made by the Undersigned from time to time in the open


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
              market or in privately negotiated transactions at prevailing market prices or at such other prices as shall be agreed upon by the Undersigned and the purchaser(s) of such securities.

       Notwithstanding the foregoing, the Company shall not be obligated to effect a registration or qualification under this Section 6(a) during any period (i) in which the Company is in possession of material non-public information concerning it or its business and affairs, which, in the judgment of the Board of Directors of the Company, should not be publicly disclosed; or (ii) in which the Company is engaged in any material acquisition transaction or disposition transaction that would, in the judgment of the Board of Directors of the Company, be significantly disrupted by such registration, or qualification; provided, however, that the Company may not pursuant to this paragraph delay or fail to effect the registration or qualification required under this Agreement for more than two periods of up to 75 days, but in no event for more than 120 days.

              (b) The Company may require the Undersigned to furnish the Company with such information regarding the Undersigned and pertinent to the disclosure requirements relating to the registration and the distribution of the Shares as the Company may from time to time reasonably request in writing.

              (c) The Undersigned agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (B) through (D) of Section 6(a)(iv) hereof, the Undersigned will forthwith discontinue disposition of the Shares pursuant to the Registration Statement until, with respect to Section 6(a)(iv)(B), the lifting of such stop order or the favorable conclusion of such proceedings or, with respect to clauses (C) and (D) of Section 6(a)(iv), the Undersigned's receipt of the copies of the supplemented or amended prospectus and, with respect to clauses (C) and (D) of Section 6(a)(iv), if so directed by the Company, the Undersigned will deliver to the Company (at the Company's expense) all copies, other than pertinent file copies then in the Undersigned's possession, of the prospectus covering the Shares current at the time of receipt of such notice.

              (d) Registration to be Kept Effective. In connection with such registration pursuant to the Registration Statement, the Company shall, at its expense, (a) keep effective and maintain such registration and any related qualification of Shares under state securities laws until the first anniversary of the Subscription Closing Date, (b) from time to time amend or supplement the prospectus used in connection therewith to the extent necessary to comply with applicable laws, including the preparation and filing with the SEC of such amendments, post-effective amendments and supplements to the Registration Statement and the related prospectus as may be necessary to maintain the effectiveness of the Registration Statement for such period and to cause the related prospectus (and any amendments or supplements thereto) to be filed pursuant to Rules 424 and 430A under the


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
       Securities Act or any successor rules that may be adopted by the SEC, as such rules may be amended from time to time, (c) comply with the provisions of the Securities Act with respect to the disposition of all Shares covered by the Registration Statement during the applicable period in accordance with the intended method or methods of distribution thereof, and (d) furnish to the Undersigned such number of copies of the Registration Statement and the prospectus constituting a part thereof and any amendment or supplement thereto as the Undersigned may reasonably request in order to facilitate the disposition of the Shares so registered.

              (e) Expenses. The Company will pay all Registration Expenses in connection with the registration of the Shares. For purposes of this Subscription Agreement, "Registration Expenses" shall mean any and all expenses incident to the registration of the Shares, including, without limitation, (i) all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws, (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Shares on any securities exchange, and (v) the fees and disbursements of counsel for the Company and of its independent public accountants; but excluding any underwriting discounts and selling commissions.

              (f) Rule 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as the Undersigned may reasonably request, all to the extent required from time to time to enable the Undersigned to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Undersigned, the Company will deliver to the Undersigned a written statement as to whether it has complied with such requirements.

       7.     Indemnification for Registration.

              (a) Indemnification by the Company. The Company shall indemnify and hold harmless the Undersigned and each underwriter, if any,and each person controlling any such underwriter against any and all losses, claims, damages or liabilities, and expenses to which the Undersigned may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether commenced or threatened) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary, final or summary prospectus contained therein (except where errors or omissions in such preliminary prospectus are corrected in the final prospectus and the Undersigned fails to deliver such final prospectus) or in any amendment


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
       or supplement thereto or any document incorporated by reference therein or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Undersigned for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable to the Undersigned in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information with respect to the Undersigned furnished to the Company by the Undersigned specifically for use in the preparation thereof. The indemnity agreements contained in this Section 7(a) shall not apply to amounts paid in settlement of claims if such settlement is effectuated without the consent of the Company (which shall not be unreasonably withheld). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Undersigned and shall survive the transfer of the Shares by the Undersigned.

              (b) Indemnification by the Undersigned. The Undersigned shall indemnify and hold harmless, each affiliate of the Company and their respective directors and officers (and the directors, officers, affiliates and controlling persons thereof, as defined in Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), (collectively, the "Company Indemnified Parties"), against any and all losses, claims, damages or liabilities, and expenses to which any such Company Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether commenced or threatened) arise out of or are based upon any statement or alleged statement in or omission or alleged omission from the Registration Statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to the Undersigned furnished to the Company by the Undersigned specifically for use in the preparation of the Registration Statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing; provided, however, that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action arising if such settlement is effected without the consent of the Undersigned (which consent shall not be unreasonably withheld). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any other Company Indemnified Party and shall survive the transfer of the Shares by the Undersigned.

              (c) Notices of Claims, Etc. Promptly after receipt by the Undersigned or a Company Indemnified Party (collectively, an "Indemnity Party") hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 7, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of such Indemnified Party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding sections of this Section 7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice, and in no event shall such omission relieve the indemnifying party from any other liability it may have to such Indemnified Party. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. No indemnifying party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

              (d)    Contribution.  If the indemnification provided for in this
       Section 7 from the indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such Indemnified Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and such Indemnified Party in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and an Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such Indemnified Party. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined: (i) by pro rata allocation or (ii) by any other method of allocation that does not take account of the equitable considerations referred to in this Section 7(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above shall be deemed to include (subject to the limitations set forth in Section 7(c) hereof) any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action, proceeding or claim. No party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any party who was not guilty of such fraudulent misrepresentation.

              (e) Non-Exclusivity. The obligations of the parties under this Section 7 shall be in addition to any liability which any party may otherwise have to any other party.

       8. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid or sent by telecopy or facsimile transmission:

              (a)    if to the Company, to the following address:

                     Newfield Exploration Company
                     363 W. Sam Houston Pkwy E, Suite 2020
                     Houston, Texas  77060
                     Telecopy:  (281) 405-4255
                     Attn: Terry W. Rathert

              (b) if to the Undersigned, to the address or telecopy number set forth on the signature page hereto;

              (c) or at such other address or telecopy number as either party shall have specified by notice in writing to the other.

Such notices shall be effective (i) if delivered in person or by courier, upon actual receipt by the intended recipient, (ii) if sent by telecopy or facsimile transmission, when the sender receives telecopier confirmation that such notice was received at the telecopier number of the addressee, or (iii) if mailed, upon the earlier of five days after deposit in the mail and the date of delivery as shown by the return receipt therefor.

       9. Notification of Changes. The Undersigned agrees and covenants to notify the Company immediately upon the occurrence of any event prior to the Subscription Closing Date which would cause any representation, warranty, covenant or other statement contained in this Subscription Agreement to be false or incorrect or of any change in any statement made herein occurring prior to the Subscription Closing Date.

       10. Assignability. This Subscription Agreement is not assignable by the Undersigned, and may not be modified, waived or terminated except by an instrument in writing signed by the party against whom enforcement of such modification, waiver or termination is sought.

       11. Binding Effect. Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and assigns.

       12. Termination. The Subscription Agreement may be terminated, and the transactions contemplated hereby abandoned at any time prior to the Subscription Closing Date: (i) by mutual consent of the Company and the Undersigned; (ii) by the Company or the Undersigned upon termination of the Asset Purchase Agreement; (iii) by the Company, if any representation or warranty of the Undersigned contained in Section 3 hereof shall have become untrue such that the conditions in Section 5 would not be satisfied; (iv) by the Undersigned, if any representation or warranty of the Company contained in
Section 2 hereof shall have become untrue such that the conditions in Section 5 would not be satisfied; or (v) by the Company or the Undersigned, as applicable, pursuant to Section 1(b).

       13. Entire Agreement. This Subscription Agreement constitutes the entire agreement of the Undersigned and the Company relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written.

       14. Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Texas, as such law applies to agreements between Texas residents entered into and to be performed entirely within Texas, exclusive of any conflicts of law principles; and the parties hereto agree that the state and federal courts situated in Harris County, Texas shall have personal jurisdiction over the parties hereto to hear all disputes arising under this Subscription Agreement. This Subscription Agreement is to be at least partially performed in Harris County, Texas and, as such, the parties agree that venue shall be proper with the state or federal courts in Harris County, Texas to hear such disputes. If any party is not able to effect service of process upon any other party with respect to such disputes, such other party expressly agrees that the Secretary of State for the State of Texas shall be an agent for such other party to receive service of process on behalf of such other party with respect to such disputes.

       15. Severability. If any provision of this Subscription Agreement or the application thereof to the Undersigned or any circumstance shall be held invalid or unenforceable to any extent, the remainder of this Subscription Agreement and the application of such provision to other subscriptions or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

       16. Headings. The headings in this Subscription Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent or intent of this Subscription Agreement or any provision hereof.

       17. Counterparts. This Subscription Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

       18.    Non-Competition Obligations.

              (a) As part of the consideration for the transactions contemplated by the Asset Purchase Agreement, in consideration of the fact that the Undersigned is a manager or director and a significant member or shareholder of each of the Sellers (as defined in the Asset Purchase Agreement) and as an additional incentive to the Company to enter into this Agreement, the Undersigned and the Company agree to the non-competition provisions of this Section 18. It is the Company's intention that the Undersigned be appointed to the Company's Board of Directors at the time of or promptly after the Closing (as defined in the Asset Purchase Agreement). The Undersigned agrees that, from the Closing until the later of the second anniversary of the Closing Date (as defined in the Asset Purchase Agreement) and such time as the Undersigned no longer serves as a director of the Company, the Undersigned shall not, directly or indirectly for the Undersigned or for others (other than the Company), conduct, participate in (financially or otherwise), or render advice or service to any person (other than the Company) with respect to, oil and gas operations in the Gulf of Bohai, People's Republic of China, in or offshore Cote d'Ivoire or in or offshore of Nigeria. Notwithstanding the foregoing restrictions, the Undersigned shall be permited to participate financially in oil and gas operations in the geographic areas described above through the ownership of securities that are listed on a national securities exchange or quoted on the Nasdaq Stock Market, provided that, except in the case of the Company, the Undersigned does not have any control over the management of the issuer of such securities other than the right to vote as a stockholder of such issuer for the election of directors and other matters submitted to stockholders for a vote.

              (b) The Undersigned understands that the foregoing restrictions may limit her ability to engage in certain businesses, but acknowledges that she will receive sufficient consideration and other benefits pursuant to this Agreement and the Asset Purchase Agreement to justify such restrictions. The Undersigned acknowledges that money damages would not be sufficient remedy for any breach of this Section 18 by the Undersigned, and agrees that the Company, on its own behalf or on behalf of its affiliates, shall be entitled to specific performance and injunctive relief as remedies for such breach or any threatened breach. Such remedies shall not be deemed the exclusive remedies for a breach of this Section 18, but shall be in addition to all remedies available at law or in equity to the

       Company, including, without limitation, the recovery of damages from the Undersigned and her agents involved in such breach.

              (c) It is expressly understood and agreed that the Undersigned and the Company consider the restrictions contained in this Section 18 to be reasonable and necessary to protect the proprietary information and goodwill of the Company. Nevertheless, if any of the aforesaid restrictions are found by a court having competent jurisdiction to be unreasonable, overly broad as to geographic area or time or otherwise unenforceable, the parties hereto intend for the restrictions set forth in this Section 18 to be modified by such court so as to be reasonable and enforceable and, as so modified by such court, to be fully enforced.

       IN WITNESS WHEREOF, the Undersigned has executed this Subscription Agreement this 15th day of May, 1997.



                                              /s/ Terry Huffington
                                             ---------------------------
                                                  Terry Huffington

                                                  c/o Huffco Group, Inc.
                                                  1100 Louisiana, 25th Floor
                                                  Houston, Texas 77002
                                                  Telecopy:  (713) 651-0119


Agreed to and Accepted:

NEWFIELD EXPLORATION COMPANY


By:  /s/  Terry W. Rathert
     -------------------------------
          Terry W. Rathert
          Vice President and
           Chief Fiancial Officer